Comerica Incorporated Morgan Stanley Financials Conference June 14, 2017 David DupreyExecutive Vice President & Chief Financial Officer Curt FarmerPresident Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

56.7 56.5 58.1 59.6 57.7 57.4 0.14 0.14 0.14 0.14 0.14 0.14 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17Thru5/31/17 Deposit Rates 2Q17 average balances & yields/rates through 5/31/17 are preliminary and subject to change ● 1Comparisons of 2Q17 through 5/31/17 vs 1Q17 ● 2Based on the Federal Reserve’s H.8 weekly report through 5/31/17 for all commercial banks, non-seasonally adjusted ● 3Interest costs on interest-bearing deposits Average Deposits: April & May Trends1($ in billions) Second Quarter UpdateLoans grow 1.5% & yields increase 17 bps; Deposit balances & rates stable Average Loans: April & May Trends1($ in billions) 48.4 49.5 49.2 48.9 47.9 48.6 3.38 3.31 3.33 3.36 3.57 3.74 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17Thru5/31/17 Loan Yields 3 Average deposits relatively stable  Modest increase in noninterest-bearing  Modest decline in interest-bearingDeposit rates remain steady  No change in standard rates 3 Average loans increased 1.5%  Well above H.8 growth of 0.5%2  Seasonal increases in National Dealer & Mortgage Banker  Solid growth in General Middle Market  Pace of decrease in Energy has slowedLoan yields reflect rising rates  Average 30-day LIBOR +17 bps  Average Prime +20 bps  90% of loans are floating rate & reprice quickly • 60% of loans 30-day LIBOR• 20% of loans Prime  Fixed rate securities < 20% of earning assets  54% of deposits are noninterest-bearing 3/31/17 ● Outlook as of 6/12/17 ● 1Assumes 25 bps increase in Fed Funds, Prime & LIBOR. For methodology see the Company’s Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. ● 2Source: Bloomberg as of 6/6/17 Fed Funds Futures2 Benefit from Rate Increases FY17 Estimated Additional Net Interest Income1 Interest Rate Sensitivity Significant upside from rate increase Why is Comerica Asset Sensitive? 4 0.70% 0.95% 1.20% 1.45% 1.70% Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Sep- 18 Dec- 18 Mar- 19 Jun- 19 Sep- 19 Dec- 19 Mar- 20 Fed Funds +25 bpsDeposit Beta 0-10% Fed Funds +25 bpsDeposit Beta ~25% ~$85MM ~$60MMto ~$65MM ~$30MM to~$40MM Fed Funds +25 bpsDeposit Beta -0- Potential June ‘17 Mar ‘17 Dec ’16 Outcome may also vary due to a number of other variables including balance sheet movements, such as loan & deposit levels, as well as incremental funding needs TOTAL FY17 ~10% increase over 2016 net interest income ~$175MM to~$190MM

GEAR Up: Growth in Efficiency And Revenue

Goal to enhance shareholder value through increased profitability

Execution of expense savings... → **...yields superior profitability metrics**

Workforce
(# of employees – full time equivalent)



8,880
7,960
~8,100
2015
2016
Proj 2017

Retirement Plans[1]
($ in millions)



58
16
~(17)
2015
2016
Proj 2017

Banking Centers[2]



476
457
438
2015
2016
Proj 2017

Real Estate
(sq. ft. in millions)



5.18
4.96
~4.70
2015
2016
Proj 2017

Return on Assets[3]
(In percentage points)



Peer Average
CMA
0.94
0.59
0.96
0.82
0.92
0.88
0.95
1.14
2Q16
3Q16
4Q16
1Q17

Return on Equity[3]
(In percentage points)



Peer Average
CMA
7.98
5.47
8.26
7.76
8.04
8.43
8.27
10.42
2Q16
3Q16
4Q16
1Q17

[1]Includes Pension, Postretirement & Retirement Account Plan costs • [2]Count of total U.S. banking centers • [3]Source: SNL Financial; 1Q17 ROA for RF obtained from the company's 1Q17 Financial Supplement as data was not available; All ROE ratios are calculated per SNL and may not agree to reported financial data by the company, with the exception of CMA which agrees to the 1Q17 Earnings Release; Peer group defined on p. 54 of the Company's 2017 Proxy Statement • Estimates & outlook as of 6/12/17

Comerica Bank

5

Continued Investment in Technology

Committed to savings & efficiency

Automation Goals

- Replace manual, high volume & ***repetitive tasks***
- Eliminate ***duplicate data entry***
- Minimize ***manual steps*** & human intervention
- Avoid ***complex system integration*** to consolidate data

Technology Enablers

- ***Software "Robots" mimic*** manual paths taken & execute processes automatically
- ***Business Process Management Tools*** automate rules driven processes for customer service
- ***Customer Relationship Management (CRM)*** tools to guide sales & service based on customer history

Targeted Outcomes

- ***Rapid response*** to customer inquiries & service requests
- ***Reduced cost*** of operations & ***higher efficiency***
- Greater employee ***productivity & capacity***
- ***Compressed*** process time lines
- Achieve higher data ***accuracy***

Meeting Growing Technology Demands
($ in millions)



Projects
On-going Support
257
189
68
299
200
99
320
205
115
~310
~190
~120
2014
2015
2016
Proj 2017

Estimates and outlook as of 6/12/17

Successful 2016 pilot with Robotics

- 36% reduction in average time for card investigations
- Lowered error rates on incentive referrals to almost 0%
- Fully automated small business requests coming in via web

Comerica Bank

6

Active Capital Management

Continued to return excess capital to shareholders

Completed 2016 CCAR Capital Plan (3Q16-2Q17)

- Equity repurchases of $440 million[1]
  - 2Q17 $139MM repurchased (2MM shares)
- 7/1 dividend increased 13% to $0.26 per share

Additional Share Activity in 2Q17 thru 5/31

- 325K shares issued from employee stock activity
  - $3.5MM tax benefit from employee stock transactions
- 447K decrease in average diluted shares[2]

Increasing Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
79
37
42
103
38
65
137
40
97
139
40
99
147
42
105
185
46
139
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17

Share Count

(in millions)



Common Shares Outstanding (PE)
Average Diluted Shares2
192
188
187
182
185
179
181
176
177
175
180
177
180
176
2012
2013
2014
2015
2016
1Q17
5/31/17

Dividends Per Share Growth



0.55
0.68
0.79
0.83
0.89
1.04
2012
2013
2014
2015
2016
2Q17 Annualized

3/31/17 • [1]Shares repurchased under equity repurchase program • [2]2Q17 averages through 5/31/17 are preliminary and subject to change

Comerica Bank

7

Focused on Enhancing Shareholder Value

Positioned well for the future

GROWING REVENUE	Positioned in **faster growing markets & industries** Focused on building **long-term relationships**
REDUCING EXPENSES	Executing **GEAR Up initiative** to increase efficiency Continued investment in technology
MANAGING RISK	**Strong, conservative credit culture** leads to solid credit metrics
CAPITAL MANAGEMENT	**Solid Capital** base; CET1 Capital ratio of 11.55% Continued **share buyback** & **increased dividend** effective 7/1/17
POSITIONED FOR RISING RATES	Fed's 25 bps increases in December 2016 & March 2017 expected to increase 2017 net interest income by ~$145MM+

3/31/17 • Outlook as of 6/12/17

Comerica Bank

8

Appendix Financial Summary 1Q17 4Q16 1Q16 Diluted income per common share $1.11 $0.92 $0.34 Net interest income $470 $455 $447Net interest margin 2.86% 2.65% 2.81%Provision for credit losses 16 35 148Net credit-related charge-offs to average loans 0.28% 0.29% 0.49%Noninterest income 271 267 244Noninterest expenses 457 461 458Restructuring expenses 11 20 -Net income 202 164 60 Average loans $47,900 $48,915 $48,392Average deposits 57,779 59,645 56,708 Efficiency ratio1 61.63% 63.58% 65.99%Return on average common shareholders’ equity 10.42 8.43 3.14Return on average assets 1.14 0.88 0.35 Common equity Tier 1 capital ratio 11.55% 11.09% 10.58%Average diluted shares (millions) 180 177 176 $ in millions, except per share data ● 1Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains (losses). 10

First Quarter 2017 ResultsNet income increased 23% over 4Q16 $ in millions, except per share data ● 1Q17 compared to 4Q16 ●1Included restructuring charge of $11MM ($0.04 per share, after tax) in 1Q17 & $20MM ($0.07 per share, after tax) in the 4Q16 ● 2Included tax benefit of $24MM ($0.13 per share) from employee stock transactions● 3EPS based on diluted income per share ● 41Q17 repurchases under the equity repurchase program 1Q17 Change From4Q16 1Q16 Average loans $47,900 $(1,015) $(492) Average deposits 57,779 (1,866) 1,071 Net interest income 470 15 23 Provision for credit losses 16 (19) (132) Net credit-related charge-offs 33 (3) (19) Noninterest income 271 4 27 Noninterest expenses1 457 (4) (1) Provision for income tax2 66 4 41 Net income 202 38 142 Earnings per share (EPS)3 1.11 0.19 0.77 Equity repurchases4 105 6 63 Key QoQ Performance Drivers  Loans reflect Mortgage Banker seasonality & Energy portfolio reduction  Deposits show typical 1Q decline  Net interest income benefitted from increase in interest rates  Provision & net charge-offs decreased with Energy credit improvement  Noninterest income grew with higher deposit service charges, investment banking & fiduciary income  Expenses reflect lower restructuring charges & GEAR Up driven expense cuts partly offset by seasonally elevated comp  Lower tax rate due to benefit from employee stock transactions  Active capital management continued 11 3/31/17 ● 1Source: SNL Financial ● 2CFR not available 2 (6) (4) (3) (3) (2) (1) (0) 1 1 4 KEY CMA BOK F ZION FHN BBT MTB RF HBA N STI FITB Change in Efficiency Ratio1,21Q17 vs. 1Q16(In percentage points) 56.9 3 58.0 0 60.4 0 61.6 3 63.1 0 65.1 9 65.7 0 65.7 7 65.9 0 67.4 0 7 2.47 MTB BBT KEY CMA RF ST I HBA N BOK F ZION FITB FHN Efficiency Ratio1,2(In percentage points) GEAR Up: Growth in Efficiency And RevenueSuperior improvement in efficiency ratio compared to peers Peer Average = 64.10 Peer Average = (1) 12

Change in Return on Assets11Q17 vs. 1Q16(In basis points) 3/31/17 ● 1Source: SNL Financial; 1Q17 ROA for RF obtained from the company’s 1Q17 Financial Supplement as data was not available; All ROE ratios are calculated per SNL and may not agree to reported financial data by the company, with the exception of CMA which agrees to the 1Q17 Earnings Release. 5.70 7.22 7.23 7.41 7.94 7.99 8.55 8.56 8.58 10.4 2 10.6 6 11.12 BBT ZION RF FITB ST I HBA N MTB KEY FHN CMA BOK F CFR Return on Equity1(In percentage points) 0.79 0.82 0.84 0.88 0.88 0.90 0.93 0.98 1.09 1.12 1.14 1.15 BBT FHN HBA N FITB ZION RF ST I KEY BOK F CFR CMA MTB Return on Assets1(In percentage points) (30) (12) (5) 0 3 8 16 18 19 26 55 79 BBT HBA N FITB ST I FHN RF CFR MTB KEY ZION BOK F CMA 2 (2) (2) (1) 0 1 1 1 2 2 6 7 BBT HBA N FITB ST I FHN RF MTB KEY CFR ZION BOK F CMA Change in Return on Equity11Q17 vs. 1Q16(In percentage points) GEAR Up: Growth in Efficiency And RevenueROA & ROE among highest compared to Peers with largest increase year over year Peer Average = 0.94 Peer Average = 8.27 Peer Average = 9 Peer Average = 1 13 Loans Declined with Typical Seasonality & Energy Portfolio Reduction Loan yield increased 21 basis points 1Q17 compared to 4Q16 ● 1Utilization of commercial commitments as a percentage of total commercial commitments at period-end Total Loans($ in billions) Average loans decreased - $902MM Mortgage Banker Finance- $289MM Energy+ $144MM National Dealer Services Loan yield +21 bps + 20 bps due to increase in rates + 4Q16 lease residual value adjustment Period-end commitments $51.3B  Line utilization1 remained stable at 51% Loan pipeline increased significantly  Period-end commitments to commit up 44% to $1.2B 14 Average Balances Period-end 48.4 49.5 49.2 48.9 47.9 49.1 48.3 3.38 3.31 3.33 3.36 3.57 1Q16 2Q16 3Q16 4Q16 1Q17 4Q16 1Q17 Loan Yields

Seasonal Decline in Noninterest-bearing Deposits

Deposit cost unchanged


Total Deposits
($ in billions)
Deposit Rates[1]
56.7
56.5
58.1
59.6
57.8
59.0
58.9
0.14
0.14
0.14
0.14
0.14
1Q16
2Q16
3Q16
4Q16
1Q17
4Q16
1Q17
Average Balances
Period-end

Average deposits decreased

- $920MM Corporate Banking
- $280MM Technology & Life Sciences
- $155MM Small Business
- $143MM Mortgage Banker Finance
- $121MM Energy

Noninterest-bearing declined $1.6B

Loan to Deposit Ratio[2] of 82%

1Q17 compared to 4Q16 • [1]Interest cost on interest-bearing deposits • [2]At 3/31/17

15

Loans by Business and Market

By Line of Business	1Q17	4Q16	1Q16
Middle Market			
General	$12.4	$12.4	$12.8
Energy	2.1	2.4	3.1
National Dealer Services	6.8	6.6	6.2
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.2	3.2	3.3
Environmental Services	0.9	0.8	0.9
Total Middle Market	$26.0	$26.2	$27.0
Corporate Banking			
US Banking	2.5	2.4	2.4
International	1.5	1.6	1.7
Mortgage Banker Finance	1.5	2.4	1.7
Commercial Real Estate	5.3	5.4	4.8
BUSINESS BANK	**$36.8**	**$37.9**	**$37.6**
Small Business	3.8	3.9	3.9
Retail Banking	2.1	2.0	1.9
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.3	5.1	5.0
WEALTH MANAGEMENT	**$5.3**	**$5.1**	**$5.0**
TOTAL	**$47.9**	**$48.9**	**$48.4**

By Market	1Q17	4Q16	1Q16
Michigan	$12.7	$12.5	$12.8
California	17.5	17.7	17.3
Texas	10.1	10.4	10.8
Other Markets[1]	7.5	8.3	7.6
TOTAL	**$47.9**	**$48.9**	**$48.4**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

16

Deposits by Business and Market

By Line of Business	1Q17	4Q16	1Q16
Middle Market			
General	$15.5	$15.6	$14.9
Energy	1.0	1.1	0.6
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.2	0.2
Tech. & Life Sciences	5.7	6.0	6.2
Environmental Services	0.1	0.1	0.1
Total Middle Market	$22.8	$23.4	$22.2
Corporate Banking			
US Banking	$1.8	$2.5	$2.2
International	2.2	2.5	2.4
Mortgage Banker Finance	0.7	0.8	0.6
Commercial Real Estate	2.1	2.1	1.7
BUSINESS BANK	**$29.6**	**$31.2**	**$29.1**
Small Business	3.2	3.4	3.1
Retail Banking	20.6	20.6	20.0
RETAIL BANK	**$23.8**	**$24.0**	**$23.1**
Private Banking	4.0	4.1	4.2
WEALTH MANAGEMENT	**$4.0**	**$4.1**	**$4.2**
Finance/ Other[2]	0.4	0.4	0.3
TOTAL	**$57.8**	**$59.6**	**$56.7**

By Market	1Q17	4Q16	1Q16
Michigan	$22.2	$22.0	$21.7
California	17.2	18.4	16.7
Texas	10.1	10.4	10.4
Other Markets[1]	7.9	8.5	7.7
Finance/ Other[2]	0.4	0.4	0.3
TOTAL	**$57.8**	**$59.6**	**$56.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

17

Retail & Automotive Production Loans

Retail Loans[1]

~$500MM Retail CRE loans

- ~70% neighborhood retail centers
- Primarily located in TX & CA
- ~$10MM average commitment per project
- Weighted average occupancy ~95%
- ~$15MM in retail-related REITs

~$700MM Retail Commercial loans

- Well diversified, granular portfolio
- Avg. outstanding per borrower ~$1MM

~$300MM Retail Investor Owned Real Estate

- Primarily Wealth Management (Private Banking) customers

Automotive Production Loans

(Period-end at 3/31/17)


International
27%
US Banking
5%
Other
2%
Michigan
Middle
Market
66%
Total
$1.4B

- ~150 borrowers
- Primarily Tier 1 & Tier 2 suppliers
- ~5% criticized with no nonaccrual loans

3/31/17 • [1]Includes loans to retailers (excluding auto dealers) or real estate developments where retailers are the primary tenants

Comerica Bank

18

Energy Line of Business

Credit quality continues to improve; balances beginning to stabilize

Energy Line of Business Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
2,741
2,457
2,250
1,955
2,037
1,911
1,773
1,587
1,360
1,425
363
332
289
268
267
467
352
374
327
345
2Q16
3Q16
4Q16
1Q17
5/31/2017



Total Commitments
Utilization Rate
4,945
4,605
4,385
4,151
4,090
54%
52%
50%
45%
48%
2Q16
3Q16
4Q16
1Q17
5/31/2017

- Maintain granular portfolio: ~180 customers[1]
- Loans decreased $704MM since 6/30/16
- Spring redeterminations 60% complete[1]
  - Borrowing bases modestly higher
- 95% of nonaccrual loans current on interest as of 5/31/17

Energy Line of Business Criticized Loans[2]

($ in millions)



NALs
Reserve³ ~7%
1,833
1,552
1,473
1,155
871
423
346
378
328
266
1Q16
2Q16
3Q16
4Q16
1Q17

[1]As of 6/9/17 • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories • [3]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for Energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. • 2Q17 balances through 5/31/17 are preliminary and subject to change

Comerica Bank

19

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Office 7%
Single Family 7%
Multi use 4%
Land Carry 4%
Other 6%
Multifamily 49%
Retail 11%
Commercial 12%
Total $4,583

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Austin 7%
Other 4%
Other 24%
Houston 8%
Dallas 12%
Texas 31%
California 45%
Total $4,583

CRE Period-end[2]

($ in billions)



5.1
5.5
5.4
5.3
5.3
1Q16
2Q16
3Q16
4Q16
1Q17

Criticized Loans[3]

($ in millions)



Criticized as a % of Total Loans
99
84
46
49
73
1.9
1.5
0.9
0.9
1.4
1Q16
2Q16
3Q16
4Q16
1Q17

Net Charge-offs (Recoveries)

($ in millions)



(11)
(1)
1
(2)
0
1Q16
2Q16
3Q16
4Q16
1Q17

3/31/17 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

20

1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,3 19 1,59 5 1,39 7 1,39 9 2,0 89 2,13 6 1,74 2 1,67 4 2,14 5 2,54 4 2,35 2 1,45 0 200300 400500 600700 800900 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Actual MBA Mortgage Origination Volumes 3/31/17 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 5/10/17 ● 2$ in billions Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 1,2 Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 1Q17: • Comerica: ~77% purchase • Industry: 59% purchase1  Strong credit quality• No charge-offs since 2010 21 361 463 424 348 345 445 443 355 Actual1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Purchase Refinance National Dealer Services65+ years of floor plan lending Toyota/Lexus16% Honda/Acura 15% Ford 9% GM 9% Fiat/Chrysler 10% Mercedes 3% Nissan/ Infiniti 7% Other European 10% Other Asian 11% Other110% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 64% Texas 6%Michigan 19% Other 11% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 4.1 3.8 4 .3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 6.8 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Floor Plan Total $6.9B 3/31/17 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 22

Technology and Life Sciences

20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~800 customers (including ~190 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 15 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans



($ in billions)
Equity Fund Services
2.0
0.4
2.5
0.6
3.1
1.1
3.2
1.4
3.2
1.6
2013
2014
2015
2016
1Q17

Customer Segment Overview



(based on period-end loans)
Equity Fund Services ~50%
Leveraged Finance ~6%
Total $3.1B
Early Stage ~12%
Growth ~20%
Late Stage ~12%

3/31/17

Comerica Bank

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Net Interest Income Increased $15MM

NIM increased 21 basis points with benefit from rising rates

Net Interest Income



($ in millions)
NIM
447
445
450
455
470
2.81
2.74
2.66
2.65
2.86
1Q16
2Q16
3Q16
4Q16
1Q17

$455MM	4Q16	2.65%
+9MM	Loan impacts + $23MM increase in rates + $ 2MM 4Q16 lease residual value adjustment - $ 8MM 2 less days - $ 8MM lower balances	+0.17
+ 3MM	Fed balance impact + $ 4MM increase in rates - $ 1MM lower balances	+0.03
+ 2MM	Lower wholesale funding cost + $ 5MM lower balances - $ 3MM increase in rates	+0.01
+1MM	Lower deposit costs	--
$470MM	1Q17	2.86%

1Q17 compared to 4Q16

Comerica Bank

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Peer Comparisons

One of lowest costs of funding & 2nd largest increase in NIM among peers



Interest-bearing Deposit Cost[1]
(In basis points)
Peer Average = 27
5 CFR
14 CMA
19 ZION
22 RF
26 BBT
26 HBAN
28 STI
29 MTB
33 KEY
34 FITB
35 BOKF
39 FHN



Change in Interest-bearing Deposit Cost[1]
1Q17 vs. 1Q16
(In basis points)
Peer Average = 4
0 CMA
0 CFR
1 BOKF
1 BBT
2 ZION
2 HBAN
3 MTB
4 RF
5 FITB
6 KEY
6 STI
14 FHN



Change in Net Interest Margin[1]
1Q17 vs. 4Q16
(In basis points)
Peer Average = 9
(8) FHN
1 KEY
1 ZION
5 HBAN
9 RF
9 STI
9 CFR
12 BOKF
14 BBT
16 FITB
21 CMA
26 MTB

3/31/17 • [1]Source: SNL Financial

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Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled



Estimated Net Interest Income:
Annual (12 month) Sensitivities
Based on Various Assumptions
Additional Scenarios are Relative to 1Q17 Standard Model
($ in millions)
~90 Up 100 bps
~150 Addl. $3B Deposit Decline
~185 Addl. 20% Increase in Beta
~185 Addl. $1B Deposit Decline
~200 Standard Model
~240 Addl. ~3% Loan Growth
~310 Up 300 bps

3/31/17 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

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Securities Portfolio Stable

Average portfolio yield increased 1 basis point



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.4
12.3
12.4
12.3
12.2
12.4
12.3
9.4
9.3
9.4
9.4
9.3
9.5
9.4
2.05
2.03
2.01
2.01
2.02
1Q16
2Q16
3Q16
4Q16
1Q17
4Q16
1Q17
Average Balances
Period-end

Duration of 3.5 years[1]

- Extends to 4.0 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $43MM[2]

Net unamortized premium of $26MM[3]

GNMA ~51% of MBS portfolio

3/31/17 • [1]Estimated as of 3/31/17. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

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Credit Quality Strong

Energy business line reserve allocation[1] ~7% of Energy loans



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
770
772
772
771
754
1.47
1.45
1.48
1.49
1.47
1Q16
2Q16
3Q16
4Q16
1Q17



Criticized Loans[2]
($ in millions)
NALs
Criticized as a % of Total Loans
3,928
3,551
3,261
2,856
2,636
8.0
7.0
6.6
5.8
5.5
681
605
631
582
521
1Q16
2Q16
3Q16
4Q16
1Q17

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	NCO[3]
E&P	$1,360	$649	$234	$9
Midstream	327	38	7	-
Services	268	184	25	4
Total Energy	$1,955	$871	$266	$13
Q/Q change	(295)	(283)	(62)	(2)

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$46,348	$48,303
% of total	96%	100%
Criticized[2]	1,765	2,636
Ratio	3.8%	5.5%
Q/Q change	63	(220)
Nonaccrual	255	521
Ratio	0.6%	1.1%
Q/Q change	1	(61)
Net charge-offs[3]	20	33
Ratio	0.18%	0.28%

3/31/17 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Net credit-related charge-offs

Comerica Bank

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Noninterest Income Increased $4MM, or 2%

Increased $27MM, or 11%, from 1Q16



Noninterest Income
($ in millions)
244
268
272
267
271
1Q16
2Q16
3Q16
4Q16
1Q17

1Q17 compared to 4Q16

+ $4MM Deposit service charges
+ $2MM Investment banking
+ $1MM Fiduciary
- $2MM Card fees

+ $2MM 4Q16 Net securities loss (related to Visa derivative)
+ $2MM Deferred comp (offset in noninterest expense)
- $2MM Bank-owned life insurance
- $2MM Principal investing & warrants

Comerica Bank

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Noninterest Expenses Declined $4MM, or 1%

Seasonality in comp offset by lower restructuring costs & broad-based expense reduction



Noninterest Expenses
($ in millions)
Restructuring
458
518
53
493
20
461
20
457
11
1Q16
2Q16
3Q16
4Q16
1Q17

1Q17 compared to 4Q16

+ $14MM Salaries & benefits
  + Annual stock comp
  + Higher payroll taxes
+ $ 4MM 4Q16 Gain on early termination of certain leased assets
- $ 9MM Restructuring charges
- $ 3MM Litigation-related expenses
- $ 2MM Outside processing
- $ 2MM Occupancy
- $ 2MM Equipment
- $ 2MM FDIC insurance
- $ 2MM Advertising

Comerica Bank

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